                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)           June 28, 1999
                                                 -------------------------------

                                  RMI.NET, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-12063                                 84-1322326
------------------------------------       -------------------------------------
       (Commission File Number)               (IRS Employee Identification No.)

999 Eighteenth Street, Suite 2201                          80202
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (303) 672-0700
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On June 28, 1999, the Registrant entered into an Asset Purchase Agreement (the "CyberDesic Asset Purchase Agreement") by and between Rocky Mountain Internet, Inc. d/b/a RMI.NET, Inc. and CyberDesic Communications Corporation, Inc., an Illinois corporation headquartered in Peoria, Illinois ("CyberDesic"), pursuant to which the Registrant acquired the assets of CyberDesic (the "CyberDesic Acquisition"). Pursuant to the terms of the CyberDesic Asset Purchase Agreement, the Registrant agreed to pay $570,000, payable in the form of 48,387 shares of common stock of the Registrant. The consideration that the Registrant agreed to pay to CyberDesic was determined through arm's length negotiation. There was no material relationship between the Registrant and CyberDesic prior to the CyberDesic Acquisition. CyberDesic is an Internet service provider. The Registrant intends to utilize the assets acquired from CyberDesic in the same manner that CyberDesic utilized the assets prior to their acquisition by the Registrant. Copies of the CyberDesic Asset Purchase Agreement and the Registrant's press release are attached hereto as Exhibits 10.1 and 20.1, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a)  Financial Statements of Businesses Acquired:

                       Not required.

         (b)  Pro Forma Financial Information:

                       Not required.

         (c)  Exhibits:

               Exhibit Number                    Description
               --------------   ---------------------------------------
                     10.1       Asset Purchase Agreement by and between
                                Rocky Mountain Internet, Inc. d/b/a RMI.NET,
                                Inc. and CyberDesic Communications
                                Corporation, Inc.

                     20.1 News Release dated June 28, 1999 announcing the Colorado Mountain Net Merger.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              RMI.NET, Inc.
                                       -------------------------------
                                              (Registrant)


           Date: July 13, 1999         By:  /s/ CHRISTOPHER J. MELCHER
                                           ---------------------------
                                           Christopher J. Melcher
                                           Vice  President, General Counsel and
                                           Corporate Secretary